UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        Amendment No. 1 to CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 27, 2003

                             ERIE INDEMNITY COMPANY
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                   0-24000             25-0466020
----------------------------------    ---------------      ------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation)                        File Number)         Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                   16530
--------------------------------------------                -----------
  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (814) 870-2000

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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 10, 2002, the Audit Committee of Erie Indemnity Company (Company) appointed Ernst & Young LLP as the Company's independent auditors for 2003. Malin, Bergquist & Company, LLP (M, B&C) were the Company's independent auditors for 2002. On March 28, 2003 Ernst & Young, LLP will be engaged as the Company's independent auditors. On March 27, 2003 M, B&C was dismissed as the Company's independent auditors.

The Audit Committee of the Company annually considers the selection of the Company's independent auditors. In previous years, the Audit Committee would recommend the appointment of the independent auditors to the Company's Board of Directors for shareholder ratification. At its meeting of September 9, 2002, the Company's Board of Directors amended the Bylaws of the Company consistent with the provisions of the Sarbanes-Oxley Act of 2002, to give the Audit Committee sole authority to engage the Company's independent auditors.

M, B&C's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of this Form 8-K/A, there were no disagreements with M, B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to M, B&C's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304 (a) (1) (v) of Regulation S-K.

The Company provided M, B&C with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of M, B&C's letter, dated March 27, 2003 stating its agreement with such statements.

During the Company's two most recent fiscal years and through the date of this Form 8-K/A, the Company did not consult Ernst & Young, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

On October 23, 2002, Ernst & Young LLP was engaged by the Company, with concurrence by the Audit Committee to consult with Company management and with M, B&C regarding the registration of its class A common stock on Form S-3. Such consultation was limited to providing assistance in responding to accounting comments in the Securities and Exchange Commission (SEC) staff comment letters to preliminary S-3 filings. The registration became effective January 22, 2003.

The consultation included:
o Participation in discussions with the Company and representatives of M, B&C;
o Review and discussion of applicable accounting literature and SEC comments and,
o Assistance in drafting responses to SEC comments.

Ernst & Young LLP provided oral viewpoints, none of which created a material change in application of accounting principles or disclosure matters. There were also no disagreements between M, B&C, Ernst & Young LLP and Company management on the application of accounting principles to the Company's financial statements or transactions.

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document:

     Exhibit Number                          Description
     --------------      -------------------------------------------------------
         16.1            Letter  from  Malin, Bergquist  & Company, LLP  to  the
                         Securities and Exchange Commission dated March 27, 2003


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EXHIBIT 16.1

                            Malin, Bergquist & Co., LLP
                               2402 West 8th Street
                                  Erie, PA 16505

March 27, 2003

Securities and Exchange Commission
Washington, D.C.  20549



We have read Item 4 of the Current Report on Form 8-K/A of Erie Indemnity Company, Inc. for March 27, 2003, and we agree with the statements contained therein insofar as they relate to our firm.



Very truly yours,

/S/MALIN, BERGQUIST & COMPANY, LLP

MALIN, BERGQUIST & COMPANY, LLP
Certified Public Accountants

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ERIE INDEMNITY COMPANY


                               Erie Indemnity Company
                               ----------------------
                                    (Registrant)

Date: March 27, 2003           /s/ Jan R. Van Gorder
                               -----------------------
                              (Jan R. Van Gorder, Senior Executive Vice
                               President, Secretary & General Counsel)



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